UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual report 2|28|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process includes exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s managers seek bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in bonds of U.S. companies, it can target foreign bonds as well. The fund also invests in convertible securities and bank loans.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Paul Scanlon

Paul, the fund outperformed both the benchmark and the average return of its Lipper peers during the first half of its fiscal year. How significant was that outperformance?

That’s right. I’m pleased to report that for the six months ended February 28, 2011, Putnam High Yield Trust’s class A shares advanced 10.83%, outperforming its benchmark, the JPMorgan Developed High Yield Index, which gained 10.20%, and the average return of its Lipper peer group, the High Current Yield Funds category, which increased 10.17%.

How would you characterize the investment environment for high-yield bonds during the past six months?

It was quite positive. Before the period began, the European sovereign debt crisis had sent both stock and high-yield bond markets lower, in part based on fears of a more widespread contagion beyond the government debt markets. As those fears subsided in the summer months, high-yield bonds kicked off a significant rally as credit spreads — or the yield advantage high-yield bonds offer over U.S. Treasuries — narrowed, reflecting declining default rates, better corporate profitability, stronger balance sheets, and improved borrowing conditions. New issuance of high-yield bonds continued to accelerate during the period, driven primarily by robust refinancing activity, as issuers sought to lower borrowing costs, extend maturities, and increase their financial flexibility.

In fact, 2010 was a record year for high-yield debt issuance, with more than $300 billion coming to market through the end of the year. Many U.S. corporations found less expensive access to debt markets, resulting in a resurgence of bond issuance at low rates. During the past six months, demand for high-yield

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

debt has been quite strong, due in part to the low interest rates offered in other segments of the bond market and the improved health of high-yield issuers. As a result, prices held firm.

What were some of the factors that helped the fund outperform its benchmark?

Compared with the benchmark, we had overweight positions in the middle- and lower-rated tiers of the high-yield market, which tended to outperform the overall market during the past six months. Investors developed more of an appetite for risk in the second half of 2010, and that change benefited the fund’s performance. In addition, higher-quality corporate bonds tend to be more sensitive to changes in interest rates than their lower-rated counterparts. With interest rates climbing for much of the past six months, having an underweight position in that segment of the high-yield market was also a positive for the fund’s relative performance.

Which sectors or strategies had the biggest impact on the fund’s performance?

The automotive, metals and mining, retail, and utilities sectors were the best-performing areas. While the fund held an overweight position in automotive suppliers relative to the benchmark, it had fairly neutral exposures in the other three sectors. I point this out to highlight our strong security selection over the course of the semiannual period, which forms the foundation of our investment process.

In terms of detractors, the fund’s underweight positions in the energy and transportation sectors were drags on relative returns. This was partially offset, however, by good security selection within those sectors.

What were some specific holdings that drove fund performance?

Three of the fund’s top-performing holdings were automotive companies: TRW, a manufacturer of integrated safety systems; Dana, a driveline and auto parts maker; and Visteon, a components manufacturer, all contributed

Credit qualities are shown as a percentage of net assets as of 2/28/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

positively to the fund’s returns relative to the benchmark. Other positive contributors included Freescale Semiconductor, Ally Financial, and Lyondell Chemical.

What holdings detracted from performance versus the benchmark index?

Among the biggest detractors were Vertis, a print advertising firm; NewPage, a paper manufacturer; and Harry & David, the food gift-basket retailer. Vertis and Harry & David both represented overweight positions relative to the benchmark, and when those companies’ bonds declined during the period, the fund’s positioning detracted from returns. NewPage, on the other hand, posted solid performance over the past six months, but the fund only had limited exposure to the company’s debt.

What’s your outlook for the fund and the high-yield bond market?

As I’ve mentioned before, we analyze three characteristics to form our outlook — valuations, fundamentals, and technicals — and currently our outlook for fundamentals and valuations is positive, while we are neutral on technicals. In terms of valuations, even after its strong rally, we believe the high-yield asset class remains attractively valued relative to historical averages. Looking at fundamentals, economic data have been improving at the macro level, the fiscal health of corporations appears solid, and we expect the default rate will remain below historical averages for the near term. As for technicals, while the supply of bonds coming to market was significant during the period, much of this supply resulted from refinancing activity, so we believe the pace of new issuance is not likely to remain this high for a prolonged period. At the same time,

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

demand was solid, and we expect it to remain so, given the attractiveness of high-yield bonds versus other asset classes, particularly given the potential for a somewhat reduced supply in 2011. As always, we will seek to maintain a broadly diversified portfolio, and continue to believe that a measured approach based on intensive fundamental research is the best way to maintain steady, competitive performance in a variety of economic conditions.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Co-Head of Fixed Income and Team Leader of U.S. High Yield Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 2/28/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its March 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” The central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, last fall with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the verge of a deflationary cliff, as inflation rates had fallen to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation is back. In January, prices measured by the Consumer Price Index (CPI) were up 1.6% from a year earlier, the biggest increase in eight months. Core inflation rose by 0.5%, the highest increase since October 2008.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.97%	8.84%	8.07%	8.07%	8.14%	8.14%	8.60%	8.49%	8.66%	9.05%

10 years	111.29	102.92	96.77	96.77	95.36	95.36	105.68	99.05	103.71	115.27
Annual average	7.77	7.33	7.00	7.00	6.93	6.93	7.48	7.13	7.37	7.97

5 years	46.21	40.41	41.32	39.33	40.53	40.53	44.14	39.44	42.99	47.26
Annual average	7.89	7.02	7.16	6.86	7.04	7.04	7.59	6.88	7.41	8.05

3 years	35.94	30.48	33.27	30.27	32.81	32.81	34.84	30.44	34.08	36.38
Annual average	10.78	9.27	10.05	9.21	9.92	9.92	10.48	9.26	10.27	10.90

1 year	17.00	12.37	16.14	11.14	15.95	14.95	16.69	12.96	16.40	17.10

6 months	10.83	6.37	10.42	5.42	10.35	9.35	10.51	6.91	10.43	10.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average†

Annual average (life of fund)	—*	8.71%

10 years	131.59%	94.33
Annual average	8.76	6.69

5 years	55.32	40.33
Annual average	9.21	6.86

3 years	42.37	31.96
Annual average	12.50	9.50

1 year	17.34	16.70

6 months	10.20	10.17

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/11, there were 505, 486, 432, 361, 238, and 10 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.270		$0.240	$0.241	$0.259		$0.261	$0.281

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.240	$0.241	$0.259		$0.261	$0.281

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$7.40	$7.71	$7.39	$7.35	$7.42	$7.67	$7.30	$7.31

2/28/11	7.92	8.25	7.91	7.86	7.93	8.20	7.79	7.80

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	6.82%	6.55%	6.07%	6.11%	6.51%	6.29%	6.62%	7.23%

Current 30-day SEC yield [2]	N/A	5.78	5.27	5.27	N/A	5.59	5.78	6.28

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.95%	8.82%	8.05%	8.05%	8.12%	8.12%	8.58%	8.47%	8.64%	9.03%

10 years	115.40	106.87	100.60	100.60	99.03	99.03	109.66	102.74	107.63	119.21
Annual average	7.98	7.54	7.21	7.21	7.13	7.13	7.68	7.32	7.58	8.16

5 years	45.77	39.98	40.90	38.91	40.30	40.30	43.89	39.18	42.74	47.00
Annual average	7.83	6.96	7.10	6.79	7.01	7.01	7.55	6.84	7.38	8.01

3 years	36.39	30.87	33.54	30.54	33.09	33.09	35.11	30.67	34.53	36.84
Annual average	10.90	9.38	10.12	9.29	10.00	10.00	10.55	9.33	10.39	11.02

1 year	13.70	9.16	13.00	8.00	12.82	11.82	13.39	9.71	13.23	13.77

6 months	7.62	3.27	7.22	2.22	7.15	6.15	7.46	3.90	7.35	7.60

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for the six-month period
ended 2/28/11	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.23	$9.13	$9.13	$6.52	$6.52	$3.92

Ending value (after expenses)	$1,108.30	$1,104.20	$1,103.50	$1,105.10	$1,104.30	$1,107.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (the SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.01	$8.75	$8.75	$6.26	$6.26	$3.76

Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,018.60	$1,018.60	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/11 (Unaudited)

CORPORATE BONDS AND NOTES (84.3%)*	Principal amount		Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		$2,677,000	$2,817,543

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		2,995,000	2,867,713

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		855,000	919,125

			6,604,381
Automotive (2.5%)
Affinia Group Inc. 144A company guaranty sr. notes
11 5/8s, 2015		2,385,000	2,474,438

Affinia Group Inc. 144A sr. sub. notes 9s, 2014		1,030,000	1,050,600

Affinion Group Holdings, Inc. 144A sr. notes 10 3/4s, 2016		2,602,000	2,966,280

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		5,450,000	5,504,500

Dana Holding Corp. sr. unsec. notes 6 3/4s, 2021		1,495,000	1,513,688

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		3,590,000	4,092,600

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5 3/4s, 2021		720,000	710,803

Lear Corp. company guaranty sr. unsec. bonds 7 7/8s, 2018		1,520,000	1,675,800

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		3,340,000	3,740,800

Motors Liquidation Co. sr. unsec. notes 8 1/4s,
2023 (In default) †		2,555,000	817,600

Motors Liquidation Co. sr. unsec. unsub. notes 8 3/8s,
2033 (In default) †		2,390,000	794,675

Navistar International Corp. sr. notes 8 1/4s, 2021		3,765,000	4,160,325

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	3,040,000	4,434,032

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,055,000	1,165,775

TRW Automotive, Inc. 144A sr. notes 8 7/8s, 2017		1,000,000	1,131,250

Uncle Acquisition 2010 Corp. 144A sr. notes 8 5/8s, 2019		1,425,000	1,517,625

			37,750,791
Basic materials (7.6%)
Associated Materials, LLC 144A company
guaranty sr. notes 9 1/8s, 2017		3,102,000	3,354,038

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		3,020,000	3,288,025

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		1,155,000	1,206,975

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		600,000	640,500

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.302s, 2013 (Netherlands)		1,067,000	1,032,323

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		3,295,000	3,591,550

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		1,040,000	993,200

Exopack Holding Corp. company guaranty sr. unsec.
notes 11 1/4s, 2014		3,185,000	3,300,456

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		3,915,000	4,169,475

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		1,910,000	1,990,064

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		$3,415,000	$3,473,980

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		1,001,000	1,107,356

Georgia-Pacific, LLC 144A company guaranty sr. unsec.
notes 7s, 2015		1,052,000	1,088,820

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		1,115,000	1,204,200

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		720,000	773,100

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		1,410,000	1,499,888

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		1,270,000	1,409,700

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		1,220,000	1,354,200

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,380,000	1,518,000

Ineos Group Holdings PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	2,135,000	2,900,261

KRATON Polymers, LLC/KRATON Polymers Capital Corp.
144A sr. notes 6 3/4s, 2019		$940,000	958,800

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	1,900,000	2,641,767

Lyondell Chemical Co. sr. notes 11s, 2018		$8,921,259	10,237,145

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		3,208,000	3,611,005

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		295,000	329,294

Momentive Performance Materials, Inc. 144A notes 9s, 2021		4,768,000	5,071,960

Nalco Co. 144A sr. notes 6 5/8s, 2019		1,035,000	1,069,931

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		3,452,000	3,443,370

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,589,000	2,653,725

Novelis, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		4,480,000	4,939,200

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		4,534,000	5

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		2,837,000	2,911,471

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	875,000	1,387,659

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$1,005,000	1,160,775

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		1,050,000	1,074,938

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		3,977,000	4,680,380

Sappi Papier Holding GmbH 144A company guaranty 6 3/4s,
2012 (Austria)		1,542,000	1,607,535

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s,
2015 (Ireland)	EUR	300,000	425,722

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$3,290,000	3,372,250

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Basic materials cont.
Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017	$1,925,000	$2,129,531

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	1,832,000	2,001,460

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	2,340,000	2,392,650

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	2,625,000	2,769,375

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	1,615,000	2,080,605

TPC Group, LLC 144A sr. notes 8 1/4s, 2017	2,308,000	2,455,135

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	1,170,000	1,225,575

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018	1,240,000	1,301,225

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015	1,320,000	1,419,825

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016	1,705,000	1,811,563

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.054s, 2014	1,495,000	1,487,525

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014	1,137,000	1,253,543

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 8 3/4s, 2019	1,270,000	1,327,150

		115,128,205
Broadcasting (2.3%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016	695,000	758,419

Citadel Broadcasting Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018	820,000	879,450

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	2,704,000	2,636,400

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	2,305,000	2,097,550

Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2021	2,066,000	2,107,320

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	690,000	765,900

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	3,600,000	4,005,000

DISH DBS Corp. company guaranty 7 1/8s, 2016	1,832,000	1,955,660

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	3,050,000	3,305,438

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	2,435,000	2,587,188

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	2,845,000	3,086,825

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	1,245,000	1,408,406

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	3,707,000	3,864,548

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	45,000	48,263

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	2,090,000	2,492,325

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	3,210,000	3,402,600

		35,401,292

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Building materials (1.3%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	$2,135,000	$2,225,738

Building Materials Corp. 144A sr. notes 7s, 2020	1,145,000	1,206,544

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,025,000	1,050,625

Nortek, Inc. company guaranty sr. notes 11s, 2013	2,419,199	2,576,447

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	1,646,000	1,757,105

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	5,150,000	6,051,250

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018	1,010,000	1,033,988

Roofing Supply Group, LLC/Roofing Supply Finance, Inc.
144A sr. notes 8 5/8s, 2017	4,282,000	4,533,568

		20,435,265
Cable television (2.0%)
Adelphia Communications Corp. escrow bonds zero %, 2011	4,000	60

Adelphia Communications Corp. escrow bonds zero %, 2011	4,000	60

Adelphia Communications Corp. escrow bonds zero %, 2011	2,906,000	43,881

Adelphia Communications Corp. escrow bonds zero %, 2011	81,000	1,223

Adelphia Communications Corp. escrow bonds zero %, 2012	2,223,000	33,567

Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014	1,781,000	1,812,168

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	1,040,000	1,099,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	2,795,000	3,130,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	755,000	822,950

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	1,820,000	1,947,400

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	3,634,928	4,402,807

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	1,140,000	1,216,950

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	3,010,000	3,070,200

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	6,315,000	6,678,113

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012	990,000	1,041,975

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	1,052,000	1,178,240

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015	760,000	790,400

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	670,000	711,875

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	815,000	940,306

Virgin Media Finance PLC sr. notes 9 1/8s, 2016
(United Kingdom)	1,780,000	1,900,150

		30,822,525
Capital goods (4.6%)
Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020	560,000	579,600

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡	4,118,000	4,488,620

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Capital goods cont.
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		$4,450,000	$4,750,375

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	565,000	805,855

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	790,000	1,136,246

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$675,000	700,313

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,565,000	1,568,913

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		1,595,000	1,598,988

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		2,100,000	2,215,500

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		2,120,000	2,141,200

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	610,000	895,752

Exide Technologies 144A sr. notes 8 5/8s, 2018		$1,440,000	1,535,400

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		2,795,000	3,151,363

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	9,196,200

Mueller Water Products, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2017		1,315,000	1,282,125

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		400,000	443,000

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		1,615,000	1,671,525

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		1,660,000	1,672,450

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		1,330,000	1,416,450

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		2,765,000	2,882,513

Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019		1,845,000	1,891,125

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		530,000	531,325

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)		785,000	786,963

Ryerson Holding Corp. sr. disc. notes zero %, 2015		2,215,000	1,185,025

Ryerson, Inc. company guaranty sr. notes 12s, 2015		4,913,000	5,281,475

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		1,040,000	1,119,300

Tenneco, Inc. 144A company guaranty sr. notes 6 7/8s, 2020		2,105,000	2,183,938

Terex Corp. sr. unsec. sub. notes 8s, 2017		2,798,000	2,930,905

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		3,585,000	3,786,656

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		2,790,000	3,020,175

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		3,090,000	3,329,475

			70,178,750
Coal (1.7%)
Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		2,295,000	2,438,438

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,141,000	2,162,410

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		4,745,000	5,231,363

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Coal cont.
CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		$3,785,000	$4,106,725

International Coal Group, Inc. sr. notes 9 1/8s, 2018		3,465,000	3,872,138

Peabody Energy Corp. company guaranty 7 3/8s, 2016		6,428,000	7,263,640

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		262,000	280,340

			25,355,054
Commercial and consumer services (2.0%)
Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		708,000	752,250

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		1,462,000	1,578,960

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		3,640,000	3,976,700

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		6,560,000	7,347,200

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		3,282,000	3,413,280

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		1,365,000	1,481,025

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		4,815,000	4,670,550

Travelport LLC company guaranty 11 7/8s, 2016		1,759,000	1,655,659

Travelport LLC company guaranty 9 7/8s, 2014		1,883,000	1,838,279

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		3,225,000	3,047,625

			29,761,528
Consumer (0.9%)
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	590,592

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$1,120,000	1,226,400

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		3,876,000	4,123,095

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		2,125,000	2,183,438

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		4,352,000	4,553,280

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec.
notes 10 1/4s, 2016		1,510,000	1,555,300

			14,232,105
Consumer staples (6.9%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		1,755,000	1,983,150

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		774,063	24,770

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 9 5/8s, 2018		585,000	653,738

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2016		2,987,000	3,113,948

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 5/8s, 2014		1,305,000	1,342,519

Bumble Bee Acquisition Corp. 144A company
guaranty sr. notes 9s, 2017		2,205,000	2,381,400

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		2,580,000	2,754,150

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018		3,120,000	3,279,900

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Consumer staples cont.
CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		$2,415,000	$2,710,838

Claires Escrow Corp. 144A sr. notes 8 7/8s, 2019		3,655,000	3,668,706

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		3,323,000	3,572,225

Darling International, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2018		610,000	658,038

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		2,895,000	3,242,400

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,915,000	2,769,250

Dean Foods Co. 144A sr. notes 9 3/4s, 2018		640,000	664,000

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		3,685,000	3,989,013

Dole Food Co. sr. notes 13 7/8s, 2014		1,372,000	1,678,985

Dole Food Co. 144A sr. notes 8s, 2016		765,000	816,638

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		1,131,000	1,145,138

Elizabeth Arden, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2021		2,455,000	2,577,750

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013 (In default) †		2,624,000	1,036,480

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.3s, 2012 (In default) †		1,727,000	656,260

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		482,000	494,653

Hertz Corp. 144A company guaranty sr. notes 6 3/4s, 2019		1,060,000	1,081,200

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		920,000	974,050

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	2,395,000	3,595,474

JBS USA LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$1,050,000	1,228,500

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		1,061,000	1,151,185

Libbey Glass, Inc. sr. notes 10s, 2015		1,575,000	1,720,688

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		1,200,000	1,314,000

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		2,495,000	2,601,038

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		2,285,000	2,407,819

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		1,005,000	1,059,019

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		3,030,000	3,181,500

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		1,720,000	1,866,200

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	969,100

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		886,000	891,538

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		3,472,000	3,194,240

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		740,000	800,125

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		1,640,000	1,793,750

RSC Equipment Rental, Inc. 144A sr. unsec. notes 8 1/4s, 2021		1,565,000	1,654,988

Service Corporation International sr. notes 7s, 2019		1,100,000	1,135,750

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Consumer staples cont.
Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017	$1,605,000	$1,725,375

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	1,660,000	1,958,800

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	2,824,432	3,177,486

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018	1,435,000	1,607,200

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	6,211,000

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	2,508,000	3,028,410

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	1,000,000	1,055,000

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016	4,985,000	5,545,813

West Corp. 144A sr. notes 7 7/8s, 2019	1,959,000	2,010,424

West Corp. 144A sr. unsec. notes 8 5/8s, 2018	1,098,000	1,163,880

		105,317,501
Energy (oil field) (1.4%)
Complete Production Services, Inc. company guaranty 8s, 2016	2,055,000	2,173,163

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016 (Luxembourg)	2,875,000	2,954,063

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	2,520,000	2,608,200

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	6,787,000	7,058,480

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	1,350,000	1,339,875

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	4,200,000	4,567,500

Trico Shipping AS 144A sr. notes 13 7/8s, 2014
(Norway) (In default) †	1,620,122	1,332,551

		22,033,832
Entertainment (0.6%)
AMC Entertainment Holdings, Inc. 144A
sr. sub. notes 9 3/4s, 2020	4,585,000	4,917,413

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	420,000	457,800

Cinemark, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	1,125,000	1,226,250

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	2,020,000	2,161,400

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015	1,075,000	1,174,438

		9,937,301
Financials (8.8%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, perpetual maturity	1,675,000	1,541,000

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	2,300,000	2,366,125

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	2,485,000	2,804,944

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	1,270,000	1,430,338

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2 1/2s, 2014	1,484,000	1,458,260

Ally Financial, Inc. unsec. sub. notes 8s, 2018	1,542,000	1,703,910

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017	$2,065,000	$2,155,344

Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	1,350,000	1,476,563

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	3,302,000	3,623,945

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	1,820,000	1,578,242

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	1,695,000	1,651,455

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	695,000	705,425

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	2,338,000	2,346,768

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	807,000	832,219

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	1,525,000	1,797,594

CIT Group, Inc. sr. bonds 7s, 2017	13,555,311	13,656,976

CIT Group, Inc. sr. bonds 7s, 2016	7,203,079	7,266,106

CIT Group, Inc. sr. bonds 7s, 2015	2,362,848	2,395,337

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	850,000	905,250

Dresdner Funding Trust I 144A bonds 8.151s, 2031	2,215,000	2,004,575

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	1,695,000	1,699,238

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	3,399,000	4,027,815

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)	3,560,000	3,186,200

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	2,805,000	2,665,934

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	1,202,240

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	5,295,000	5,480,325

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual
maturity (Netherlands)	920,000	818,800

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B,
5.95s, 2013 R	960,000	940,800

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	925,000	1,017,500

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,824,000	1,915,200

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	490,000	632,100

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,075,000	1,075,000

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	550,000	537,030

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	3,365,000	3,743,563

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	680,000	695,300

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	2,882,000	2,946,845

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Financials cont.
Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	$2,700,000	$2,727,000

Provident Funding Associates 144A sr. notes 10 1/4s, 2017	2,820,000	3,116,100

Provident Funding Associates 144A sr. notes 10 1/8s, 2019	1,385,000	1,421,356

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047	3,632,000	3,268,800

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	6,165,000	6,226,650

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	5,410,000	4,977,200

Sabra Health Care LP/Sabra Capital Corp. 144A company
guaranty sr. notes 8 1/8s, 2018 R	1,765,000	1,862,075

SLM Corp. sr. notes Ser. MTN, 8s, 2020	1,975,000	2,095,969

SLM Corp. sr. notes Ser. MTN, 6 1/4s, 2016	2,545,000	2,625,643

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	7,245,000	7,969,500

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013	1,540,000	1,514,975

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	3,035,000	2,985,681

Springleaf Finance Corp. sr. unsec. notes Ser. MTNJ, 6.9s, 2017	6,765,000	6,071,588

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.188s, 2014	756,000	729,540

		133,876,343
Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	2,560,000	2,720,000

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	3,260,000	3,504,500

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	7,776,000	7,309,440

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2015	710,000	725,975

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	4,810,000	5,459,350

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	4,445,000	4,406,106

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	4,615,000	461,500

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	1,160,000	1,102,000

MGM Resorts International sr. notes 10 3/8s, 2014	485,000	543,200

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,030

MGM Resorts International 144A sr. notes 9s, 2020	515,000	562,638

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014	4,350,000	4,632,750

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	675,000	752,625

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	1,475,000	1,618,813

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	2,940,000	2,984,100

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020	1,485,000	1,570,388

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	4,122,000	4,626,945

		42,982,360

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Health care (5.8%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019		$1,905,000	$1,985,963

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		1,789,000	1,992,499

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		2,910,000	3,128,250

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		4,344,000	4,604,640

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	1,000,000	1,431,854

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$5,475,000	5,844,563

CRC Health Corp. company guaranty sr. unsec. notes
10 3/4s, 2016		620,000	621,550

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		685,000	694,419

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		2,040,000	2,068,050

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		3,550,000	3,745,250

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		3,370,000	3,260,475

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		2,359,000	2,423,873

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021		3,929,000	4,135,273

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		4,305,000	4,670,925

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		4,655,000	5,213,600

HCA, Inc. sr. sec. notes 9 1/4s, 2016		5,580,000	6,026,400

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		3,165,000	3,212,475

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014		80,000	82,100

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		2,010,000	2,163,263

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡		1,055,000	1,082,694

Select Medical Corp. company guaranty 7 5/8s, 2015		535,000	543,694

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		3,850,000	3,994,375

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		762,852	778,109

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		630,000	688,275

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		1,340,000	1,574,500

Tenet Healthcare Corp. sr. notes 9s, 2015		4,144,000	4,558,400

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		1,950,000	2,218,125

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020		2,450,000	2,523,500

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017		1,000,000	1,055,000

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		410,000	423,838

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018		1,020,000	1,060,800

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		410,000	424,350

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016		3,155,000	2,034,975

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		6,916,000	7,387,367

			87,653,424

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Homebuilding (1.3%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	$1,175,000	$1,166,188

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	1,390,000	1,438,650

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	1,590,000	1,639,688

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018	4,455,000	4,532,963

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	795,000	797,981

Realogy Corp. 144A company guaranty sr. unsec.
notes 11 1/2s, 2017	5,070,000	5,374,200

Standard Pacific Corp. company guaranty sr. notes
10 3/4s, 2016	1,950,000	2,291,250

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	473,000	496,650

Standard Pacific Corp. 144A company guaranty sr. unsec.
notes 8 3/8s, 2021	2,050,000	2,162,750

		19,900,320
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	2,331,000	2,645,685

		2,645,685
Lodging/Tourism (0.5%)
CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	3,035,000	3,171,575

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	3,790,000	4,311,125

		7,482,700
Media (0.3%)
Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018	2,050,000	2,216,563

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014	1,265,000	1,234,956

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014	655,000	659,913

		4,111,432
Miscellaneous (0.1%)
Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
sr. sub. notes 8 3/8s, 2018	845,000	859,788

		859,788
Oil and gas (7.8%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	5,315,000	5,887,675

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	2,275,000	2,490,843

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	500,000	557,297

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	1,140,000	1,115,944

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	1,142,000	1,164,840

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018	2,045,000	2,269,950

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018	4,110,000	4,366,875

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	5,058,000	5,336,190

Chaparral Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2021	1,035,000	1,053,113

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020	1,880,000	2,091,500

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	$790,000	$979,600

Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	2,163,170	1,708,904

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	1,255,000	1,300,494

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015 (Canada)	4,277,000	4,522,928

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	2,435,000	2,635,888

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	5,440,000	5,997,600

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	475,000	539,125

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	2,062,000	2,278,510

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	1,445,000	1,454,031

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	5,480,000	5,466,300

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021	1,412,000	1,376,700

Forest Oil Corp. sr. notes 8s, 2011	4,280,000	4,472,600

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	3,090,000	3,093,863

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021	3,185,000	3,256,663

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	1,914,000	2,004,915

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	524,300

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	6,054,000	6,190,215

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015	2,190,000	2,452,800

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	2,275,000	1,239,875

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	5,540,000	3,019,300

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	730,000	721,788

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	105,000	104,738

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	585,000	672,750

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	3,685,000	4,164,050

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	787,000	826,350

Plains Exploration & Production Co. company guaranty 7s, 2017	4,966,000	5,177,055

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,017,000	989,033

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	1,223,000	1,262,748

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,630,000	1,903,025

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	1,080,000	1,140,750

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	$3,205,000	$3,549,538

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,321,000	4,375,013

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	5,452,000	5,710,970

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	925,000	1,026,750

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	1,255,000	1,269,119

Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,243,955

Williams Cos., Inc. (The) notes 7 3/4s, 2031	474,000	564,247

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,033,000	1,291,128

		117,841,845
Publishing (0.7%)
American Media, Inc. 144A notes 13 1/2s, 2018	334,251	341,354

American Media Operations, Inc. 144A sr. sub. notes
14s, 2013 ‡‡ F	3,996,959	1,398,936

Cengage Learning Acquisitions, Inc. 144A sr. notes
10 1/2s, 2015	3,380,000	3,506,750

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,080,000	2,090,400

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	849,000	857,490

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	2,365,000	2,684,275

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 (In default) † ‡‡ F	3,373,883	168,694

		11,047,899
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	1,218,000	1,242,360

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	2,825,000	2,683,750

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,615,000	2,902,650

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	1,465,000	1,618,825

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,355,000	1,507,438

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	462,000	468,930

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,586,000	2,728,230

		13,152,183
Retail (2.8%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	800,000	832,000

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	4,251,000	4,362,589

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	2,065,000	2,085,650

Giraffe Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2018	1,240,000	1,264,800

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	1,040,000	1,099,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2015	2,580,000	2,986,350

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,976,338

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015	2,130,434	2,231,630

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	1,415,000	1,498,131

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Retail cont.
Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	$4,421,000	$4,564,683

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,455,000	1,571,400

QVC Inc. 144A sr. notes 7 1/2s, 2019	3,215,000	3,432,013

QVC Inc. 144A sr. notes 7 3/8s, 2020	1,425,000	1,510,500

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	1,933,000	1,884,675

Toys R Us - Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	610,000	648,125

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	2,400,000	2,610,000

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	4,875,000	5,569,688

		43,128,372
Technology (5.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	1,265,000	1,347,225

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	835,000	872,575

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	529,000	460,230

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	3,643,000	3,770,505

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,815,000	2,786,850

Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019	2,960,000	3,196,800

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	2,751,850	2,923,841

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,990,000	4,179,525

CommScope, Inc. 144A sr. notes 8 1/4s, 2019	2,080,000	2,158,000

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	750,000	832,500

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	1,475,000	1,626,188

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	3,428,136	3,642,395

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	5,217,000	5,034,405

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	1,085,000	1,188,075

First Data Corp. 144A sr. bonds 12 5/8s, 2021	7,340,000	7,688,650

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	419,551	438,431

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	386,000	403,853

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	1,915,000	2,178,313

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	2,645,000	2,949,175

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020	6,604,000	7,627,620

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	698,000	733,773

Iron Mountain, Inc. company guaranty 6 5/8s, 2016	211,000	212,055

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	1,062,000

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	2,491,000	2,403,815

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	$5,100,000	$5,826,750

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)	2,680,000	2,747,000

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec.
notes 7 1/2s, 2015 (Singapore)	400,000	438,000

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	3,027,000	3,189,701

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	2,938,000	3,033,485

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	835,000	937,288

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015	3,685,000	4,403,575

		80,292,598
Telecommunications (7.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	4,350,000	4,741,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	2,640,000	2,877,600

CPI International Acquisition, Inc. 144A sr. notes 8s, 2018	790,000	795,925

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	1,490,000	1,698,600

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	5,110,000	5,339,950

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	315,000	338,625

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Luxembourg)	2,118,000	2,194,778

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	3,974,000	4,247,411

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)	3,090,000	3,174,975

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	6,585,562	7,309,974

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	5,774,000	6,387,488

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)	1,825,000	1,879,750

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)	52,000	52,325

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	4,858,000	5,015,885

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	5,355,000	5,622,750

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	1,093,000	1,064,309

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	6,135,000	6,150,338

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	4,280,000	4,847,100

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	1,235,000	1,364,675

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018	4,080,000	4,396,200

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	1,606,000	1,742,510

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Telecommunications cont.
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$2,571,000	$2,709,191

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		465,000	512,663

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		3,030,000	3,302,700

Sprint Capital Corp. company guaranty 6 7/8s, 2028		7,718,000	6,955,848

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		5,565,000	6,170,194

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		3,975,000	4,104,188

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		2,225,000	2,553,188

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	255,000	405,438

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		$1,683,657	1,969,879

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2016		2,557,000	2,704,028

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013		1,975,000	2,174,969

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		825,000	882,750

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		2,863,000	3,109,934

			108,797,638
Telephone (0.5%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		5,190,000	4,969,425

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,855,000	1,961,663

			6,931,088
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		1,795,000	1,731,278

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		1,810,000	1,959,325

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		972,000	1,016,955

			4,707,558
Tire and rubber (0.2%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016		3,155,000	3,596,700

			3,596,700
Transportation (0.7%)
AMGH Merger Sub., Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		3,965,000	4,222,725

Swift Services Holdings, Inc. 144A company
guaranty sr. notes 10s, 2018		3,770,000	4,128,150

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		2,622,000	2,543,340

			10,894,215
Utilities and power (3.9%)
AES Corp. (The) sr. unsec. notes 8s, 2020		1,291,000	1,413,645

AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016		270,000	313,875

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,655,000	1,795,675

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Utilities and power cont.
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	$1,155,000	$1,198,313

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,230,000	2,347,075

Calpine Corp. 144A sr. notes 7 1/4s, 2017	4,228,000	4,428,830

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	3,247,000	3,474,524

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	7,230,000	5,223,675

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,714,820

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	435,000	435,544

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	1,510,500

Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	48,750

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	127,655

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	2,013,935

Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡	599,854	490,381

Energy Future Holdings Corp. 144A company
guaranty sr. bonds 10 1/4s, 2020	940,000	978,871

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020	1,354,000	1,413,376

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	2,220,000	2,405,925

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	2,070,000	2,152,800

GenOn Americas Generation, LLC sr. unsec. notes 8.3s, 2011	1,866,000	1,879,995

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020	4,020,000	4,231,050

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018	610,000	638,975

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	562,000	609,770

NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,562,000

NRG Energy, Inc. sr. notes 7 3/8s, 2016	8,065,000	8,347,275

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	1,560,000	1,592,908

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	440,000	493,900

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	639,000	711,565

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	3,843,464	2,152,340

Texas Competitive Electric Holdings Co., LLC 144A company
guaranty sr. notes 15s, 2021	2,756,000	2,452,840

		59,160,787
Total corporate bonds and notes (cost $1,215,326,524)		$1,282,021,465

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Basic materials (0.3%)
Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	$1,576,947	$1,624,913

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	1,577,916	1,625,911

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	905,600	912,014

		4,162,838

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Broadcasting (0.4%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.91s, 2016	$3,821,422	$3,498,512

Univision Communications, Inc. bank term loan FRN 4.51s, 2017	3,006,219	2,932,137

		6,430,649
Capital goods (—%)
Pinafore, LLC bank term loan FRN Ser. B1, 4 1/4s, 2016	725,167	727,886

		727,886
Commercial and consumer services (0.1%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B, 7 1/4s, 2016	715,000	729,896

Compucom Systems, Inc. bank term loan FRN 3.76s, 2014	1,073,108	1,035,550

		1,765,446
Communication services (0.2%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.76s, 2014	2,430,000	2,399,625

		2,399,625
Consumer cyclicals (2.0%)
Advantage Sales & Marketing, LLC bank term loan FRN
9 1/4s, 2018	315,000	321,038

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,880,000	3,927,289

CCM Merger, Inc. bank term loan FRN Ser. B, 5.471s, 2012	3,047,427	3,066,473

Cedar Fair LP bank term loan FRN 4s, 2017	1,078,284	1,067,501

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	1,425,362	1,371,554

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B3, 3.766s, 2014	10,297,768	8,657,849

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	575,884	527,550

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.26s, 2014	1,311,296	614,342

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.26s, 2014	489,289	229,232

Golden Nugget, Inc. bank term loan FRN 2.27s, 2014 ‡‡	774,729	668,849

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ‡‡	1,360,982	1,174,922

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,145,000	1,180,066

NBTY, Inc. bank term loan FRN Ser. B, 6 1/4s, 2017	800,000	808,166

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	670,000	669,581

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/2s, 2016	2,873,571	2,896,919

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	4,293,500	3,066,787

		30,248,118
Consumer staples (0.7%)
Claire’s Stores, Inc. bank term loan FRN 3.046s, 2014	3,162,912	3,081,015

Del Monte Foods Co. bank term loan FRN Ser. B, 4 1/2s, 2018	1,700,000	1,710,625

Green Mountain Coffee Roasters, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2016	1,895,000	1,907,437

Huish Detergents, Inc. bank term loan FRN 4.51s, 2014	1,265,000	1,249,188

Revlon Consumer Products bank term loan FRN 6s, 2015	1,910,563	1,917,429

Rite-Aid Corp. bank term loan FRN Ser. B, 2.017s, 2014	325,788	315,362

		10,181,056
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	760,375	767,345

		767,345

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Financials (0.6%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	$2,435,000	$2,456,672

CNO Financial Group, Inc. bank term loan FRN 7 1/2s, 2016	1,200,000	1,207,000

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017	595,000	609,503

HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	1,367,688	1,374,526

iStar Financial, Inc. bank term loan FRN 1.763s, 2011	2,045,000	2,016,881

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.802s, 2017	616,987	614,673

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.303s, 2014	528,041	511,980

		8,791,235
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN Ser. B,
9 1/2s, 2016	851,400	902,247

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.303s, 2015	1,275,000	1,181,197

		2,083,444
Health care (0.7%)
Ardent Health Systems bank term loan FRN Ser. B,
6 1/2s, 2015	2,669,825	2,685,398

Axcan Intermediate Holdings, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2017 U	1,000,000	1,002,500

Carestream Health, Inc. bank term loan FRN Ser. B, 5s, 2017	2,165,000	2,148,763

Fenwal, Inc. bank term loan FRN 5.544s, 2014	500,000	460,000

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	1,415,000	1,431,509

IASIS Healthcare, Corp. bank term loan FRN 5.554s, 2014 ‡‡	3,518,161	3,463,921

		11,192,091
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	4,400,000	4,848,250

		4,848,250
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	765,000	767,550

		767,550
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B1, 3.034s, 2014	493,872	478,747

Avaya, Inc. bank term loan FRN Ser. B3, 4.784s, 2017	992,043	971,848

		1,450,595
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	235,000	252,038

		252,038
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.787s, 2014	186,447	157,128

		157,128
Total senior loans (cost $86,372,679)		$86,225,294

COMMON STOCKS (3.3%)*	Shares	Value

AES Corp. (The) †	144,010	$1,781,404

Alliance HealthCare Services, Inc. †	337,558	1,397,490

American Media Operations, Inc. 144A F	63,915	6

Ameristar Casinos, Inc.	87,525	1,466,044

Avis Budget Group, Inc. †	70,380	1,078,222

Bohai Bay Litigation, LLC (Escrow) § F	3,899	12,165

Cincinnati Bell, Inc. †	728,095	1,922,171

CIT Group, Inc. †	22,503	974,830

CONSOL Energy, Inc.	30,140	1,528,399

El Paso Corp.	120,275	2,237,115

FelCor Lodging Trust, Inc. † R	182,130	1,378,724

Fortescue Metals Group, Ltd. (Australia) †	200,750	1,373,100

Freeport-McMoRan Copper & Gold, Inc. Class B	47,560	2,518,302

General Motors Co. †	64,860	2,174,756

Interpublic Group of Companies, Inc. (The) †	133,500	1,762,200

Kinder Morgan, Inc./Kansas †	109,196	3,330,478

L-3 Communications Holdings, Inc.	19,480	1,544,569

LyondellBasell Industries NV Class A (Netherlands) †	83,740	3,188,819

Macy’s, Inc.	62,545	1,494,826

Nortek, Inc. †	11,351	505,120

Owens Corning, Inc. †	22,070	788,561

Petrohawk Energy Corp. †	88,840	1,918,944

Sealy Corp. †	644,663	1,856,629

Spectrum Brands Holdings, Inc. †	56,236	1,613,973

Sprint Nextel Corp. †	408,745	1,786,216

Stallion Oilfield Holdings, Ltd.	16,319	599,723

Terex Corp. †	49,414	1,667,723

Trump Entertainment Resorts, Inc. F	3,732	18,660

TRW Automotive Holdings Corp. †	36,720	2,085,696

Vantage Drilling Co. †	383,255	797,170

Verso Paper Corp. †	33,565	198,705

Vertis Holdings, Inc. † F	135,886	136

Visteon Corp. †	7,599	561,946

Visteon Corp. 144A †	69,854	4,680,218

Total common stocks (cost $42,287,548)		$50,243,040

CONVERTIBLE BONDS AND NOTES (1.6%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$303,000	$310,196

Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024	1,930,000	2,195,375

ArvinMeritor, Inc. cv. company guaranty sr. unsec.
notes 4s, 2027	2,710,000	2,842,113

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	2,029,000	2,155,813

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	855,000	1,244,559

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,173,000	2,144,361

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,189,000	1,672,031

CONVERTIBLE BONDS AND NOTES (1.6%)* cont.	Principal amount	Value

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	$1,880,000	$1,863,550

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	382,000	586,370

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	1,357,000	1,722,542

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	2,269,000	2,328,561

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	1,370,000	2,291,325

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	1,682,000	2,297,612

Total convertible bonds and notes (cost $19,337,964)		$23,654,408

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	39,100	$2,660,364

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,320	2,055,082

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	74,812	1,521,302

General Motors Co. Ser. B, $2.375 cv. pfd.	55,378	2,817,633

Great Plains Energy, Inc. $6.00 cv. pfd.	20,030	1,250,874

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd.	74,594	2,067,656

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	4,338	2,603

Nielsen Holdings NV $3.125 cv. pfd.	40,805	2,267,126

Unisys Corp. Ser. A, 6.25% cv. pfd.	26,547	2,716,024

XL Group, Ltd. $2.688 cv. pfd.	70,185	2,259,957

Total convertible preferred stocks (cost $21,361,969)		$19,618,621

PREFERRED STOCKS (0.3%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	4,652	$4,433,502

Total preferred stocks (cost $1,772,163)		$4,433,502

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	420	$2,625

Smurfit Kappa Group PLC 144A (Ireland) F	10/01/13	EUR .001	4,137	266,849

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	672,570	161,417

Total warrants (cost $298,779)				$430,891

SHORT-TERM INVESTMENTS (2.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.17% [e]	30,979,756	$30,979,756

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.20%, August 25, 2011	$260,000	259,689

U.S. Treasury Bills for effective yields ranging from 0.22%
to 0.23%, July 28, 2011	211,000	210,778

Total short-term investments (cost $31,450,309)		$31,450,223

TOTAL INVESTMENTS

Total investments (cost $1,418,207,935)		$1,498,077,444

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
MTNJ	Medium Term Notes Class J

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,520,195,741.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At the close of the reporting period, the fund maintained liquid assets totaling $44,890 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $24,314,969) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Canadian Dollar	Sell	3/16/11	$839,008	$819,351	$(19,657)

	Euro	Sell	3/16/11	3,337,186	3,334,722	(2,464)

	Barclays Bank PLC

	Euro	Sell	3/16/11	1,643,063	1,641,885	(1,178)

	Citibank, N.A.

	Euro	Sell	3/16/11	1,788,656	1,787,067	(1,589)

	Credit Suisse AG

	Euro	Sell	3/16/11	2,854,866	2,851,744	(3,122)

	Deutsche Bank AG

	Euro	Sell	3/16/11	1,939,907	1,938,587	(1,320)

	Goldman Sachs International

	Euro	Sell	3/16/11	461,758	461,246	(512)

HSBC Bank USA, National Association

	Euro	Sell	3/16/11	1,167,367	1,166,530	(837)

	JPMorgan Chase Bank, N.A.

	Euro	Sell	3/16/11	1,094,639	1,093,521	(1,118)

	Royal Bank of Scotland PLC (The)

	Euro	Sell	3/16/11	1,314,202	1,313,212	(990)

	State Street Bank and Trust Co.

	Euro	Sell	3/16/11	1,530,590	1,529,036	(1,554)

	UBS AG

	Euro	Sell	3/16/11	2,591,832	2,590,670	(1,162)

	Westpac Banking Corp.

	Australian Dollar	Sell	3/16/11	1,384,202	1,373,364	(10,838)

	Canadian Dollar	Buy	3/16/11	904,482	887,520	16,962

	Euro	Sell	3/16/11	1,527,830	1,526,514	(1,316)

	Total					$(30,695)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,905,826	$1,373,100	$—

Capital goods	1,667,723	—	—

Communication services	3,708,387	—	—

Consumer cyclicals	14,074,502	4,680,218	18,802

Consumer staples	2,692,195	—	—

Energy	4,244,513	599,723	12,165

Financials	974,830	—	—

Health care	1,397,490	—	—

Technology	1,544,569	—	—

Utilities and power	7,348,997	—	—

Total common stocks	43,559,032	6,653,041	30,967

Convertible bonds and notes	—	23,654,408	—

Convertible preferred stocks	—	19,618,621	—

Corporate bonds and notes	—	1,278,025,245	3,996,220

Preferred stocks	—	4,433,502	—

Senior loans	—	86,225,294	—

Warrants	—	2,625	428,266

Short-term investments	30,979,756	470,467	—

Totals by level	$74,538,788	$1,419,083,203	$4,455,453

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(30,695)	$—

Totals by level	$—	$(30,695)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,387,228,179)	$1,467,085,523
Affiliated issuers (identified cost $30,979,756) (Notes 6 and 9)	30,991,921

Cash	9,053,632

Dividends, interest and other receivables	27,395,906

Receivable for shares of the fund sold	1,047,915

Receivable for investments sold	15,987,144

Unrealized appreciation on forward currency contracts (Note 1)	16,962

Total assets	1,551,579,003

LIABILITIES

Payable for investments purchased	26,909,229

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	333,333

Payable for shares of the fund repurchased	2,150,727

Payable for compensation of Manager (Note 2)	663,140

Payable for investor servicing fees (Note 2)	171,831

Payable for custodian fees (Note 2)	7,796

Payable for Trustee compensation and expenses (Note 2)	401,912

Payable for administrative services (Note 2)	5,496

Payable for distribution fees (Note 2)	571,864

Unrealized depreciation on forward currency contracts (Note 1)	47,657

Other accrued expenses	120,277

Total liabilities	31,383,262

Net assets	$1,520,195,741

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,341,904,978

Undistributed net investment income (Note 1)	6,547,078

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(908,096,664)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	79,840,349

Total — Representing net assets applicable to capital shares outstanding	$1,520,195,741

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,234,084,653 divided by 155,885,372 shares)	$7.92

Offering price per class A share (100/96.00 of $7.92)*	$8.25

Net asset value and offering price per class B share ($36,920,657 divided by 4,669,684 shares)**	$7.91

Net asset value and offering price per class C share ($44,020,764 divided by 5,598,574 shares)**	$7.86

Net asset value and redemption price per class M share ($21,458,230 divided by 2,705,055 shares)	$7.93

Offering price per class M share (100/96.75 of $7.93)***	$8.20

Net asset value, offering price and redemption price per class R share
($7,209,566 divided by 925,139 shares)	$7.79

Net asset value, offering price and redemption price per class Y share
($176,501,871 divided by 22,614,666 shares)	$7.80

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $27,934 from investments in affiliated issuers) (Note 6)	$58,502,227

Dividends	724,493

Total investment income	59,226,720

EXPENSES

Compensation of Manager (Note 2)	4,076,081

Investor servicing fees (Note 2)	967,265

Custodian fees (Note 2)	18,292

Trustee compensation and expenses (Note 2)	74,393

Administrative services (Note 2)	11,468

Distribution fees — Class A (Note 2)	1,474,324

Distribution fees — Class B (Note 2)	194,681

Distribution fees — Class C (Note 2)	202,542

Distribution fees — Class M (Note 2)	51,580

Distribution fees — Class R (Note 2)	14,802

Other	206,949

Total expenses	7,292,377

Expense reduction (Note 2)	(10,244)

Net expenses	7,282,133

Net investment income	51,944,587

Net realized gain on investments (Notes 1 and 3)	26,130,815

Net realized gain on swap contracts (Note 1)	611,806

Net realized loss on foreign currency transactions (Note 1)	(468,708)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(564,388)

Net unrealized appreciation of investments during the period	66,517,506

Net gain on investments	92,227,031

Net increase in net assets resulting from operations	$144,171,618

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income	$51,944,587	$99,863,917

Net realized gain on investments
and foreign currency transactions	26,273,913	25,133,804

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	65,953,118	101,661,425

Net increase in net assets resulting from operations	144,171,618	226,659,146

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(41,484,479)	(83,487,129)

Class B	(1,206,528)	(3,572,268)

Class C	(1,283,724)	(2,476,238)

Class M	(695,329)	(1,077,022)

Class R	(205,196)	(272,008)

Class Y	(5,402,746)	(5,750,399)

Increase in capital from settlement payments	15,846	86,505

Redemption fees (Note 1)	9,863	561,720

Increase (decrease) from capital share transactions (Note 4)	102,434,527	(39,638,707)

Total increase in net assets	196,353,852	91,033,600

NET ASSETS

Beginning of period	1,323,841,889	1,232,808,289

End of period (including undistributed net investment
income of $6,547,078 and $4,880,493, respectively)	$1,520,195,741	$1,323,841,889

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 28, 2011**	$7.40	.28	.51	.79	(.27)	(.27)	—	— [e]	$7.92	10.83 *	$1,234,085	.50*	3.62*	38*
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [f]	7.40	19.29	1,120,786	1.04 [g]	7.67 [g]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [h,i]	6.68	1.73	1,070,781	1.13 [g]	8.37 [g]	44
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07 [g]	7.51 [g]	28
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03 [g]	7.17 [g]	57
August 31, 2006	8.10	.58 [j]	(.22)	.36	(.59)	(.59)	—	—	7.87	4.64 [j]	1,657,357	1.01 [g,j]	7.26 [g,j]	46

Class B
February 28, 2011**	$7.39	.25	.51	.76	(.24)	(.24)	—	— [e]	$7.91	10.42 *	$36,921	.87*	3.25*	38*
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [f]	7.39	18.39	41,109	1.79 [g]	6.96 [g]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [h,i]	6.67	1.12	65,487	1.88 [g]	7.75 [g]	44
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82 [g]	6.79 [g]	28
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78 [g]	6.42 [g]	57
August 31, 2006	8.06	.51 [j]	(.20)	.31	(.53)	(.53)	—	—	7.84	3.99 [j]	342,227	1.76 [g,j]	6.52 [g,j]	46

Class C
February 28, 2011**	$7.35	.25	.50	.75	(.24)	(.24)	—	— [e]	$7.86	10.35 *	$44,021	.87*	3.25*	38*
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [f]	7.35	18.19	38,400	1.79 [g]	6.92 [g]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [h,i]	6.65	1.14	34,786	1.88 [g]	7.58 [g]	44
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82 [g]	6.75 [g]	28
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78 [g]	6.42 [g]	57
August 31, 2006	8.06	.51 [j]	(.20)	.31	(.53)	(.53)	—	—	7.84	4.02 [j]	63,687	1.76 [g,j]	6.50 [g,j]	46

Class M
February 28, 2011**	$7.42	.27	.50	.77	(.26)	(.26)	—	— [e]	$7.93	10.51 *	$21,458	.62*	3.50*	38*
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [f]	7.42	19.12	19,218	1.29 [g]	7.46 [g]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [h,i]	6.69	1.36	17,087	1.38 [g]	8.03 [g]	44
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32 [g]	7.25 [g]	28
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28 [g]	6.92 [g]	57
August 31, 2006	8.10	.56 [j]	(.22)	.34	(.56)	(.56)	—	—	7.88	4.46 [j]	19,785	1.26 [g,j]	7.00 [g,j]	46

Class R
February 28, 2011**	$7.30	.27	.48	.75	(.26)	(.26)	—	— [e]	$7.79	10.43 *	$7,210	.62*	3.50*	38*
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [f]	7.30	18.80	5,085	1.29 [g]	7.36 [g]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [h,i]	6.61	1.23	2,296	1.38 [g]	7.93 [g]	44
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32 [g]	7.22 [g]	28
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28 [g]	6.92 [g]	57
August 31, 2006	8.08	.55 [j]	(.21)	.34	(.57)	(.57)	—	—	7.85	4.37 [j]	390	1.26 [g,j]	7.00 [g,j]	46

Class Y
February 28, 2011**	$7.31	.29	.48	.77	(.28)	(.28)	—	— [e]	$7.80	10.71 *	$176,502	.37*	3.74*	38*
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [f]	7.31	19.49	99,244	.79 [g]	7.80 [g]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [h,i]	6.61	1.98	42,372	.88 [g]	9.11 [g]	44
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165	.82 [g]	7.73 [g]	28
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031	.78 [g]	7.42 [g]	57
August 31, 2006	8.06	.59 [j]	(.21)	.38	(.61)	(.61)	—	—	7.83	4.99 [j]	193,290	.76 [g,j]	7.51 [g,j]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/ or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,300,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,503 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $909,216,251 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

96,252,247	August 31, 2017

137,620,334	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2011 approximately $22,657,402 of losses recognized during the period November 1, 2009 to August 31, 2010.

The aggregate identified cost on a tax basis is $1,420,704,859, resulting in gross unrealized appreciation and depreciation of $108,641,479 and $31,268,894, respectively, or net unrealized appreciation of $77,372,585.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,244 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $938, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,095 and $610 from the sale of class A and class M shares, respectively, and received $9,693 and $513 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $106 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $617,912,122 and $522,161,894, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	12,848,844	$99,623,011	16,339,921	$119,272,563

Shares issued in connection with
reinvestment of distributions	3,807,839	29,352,828	7,803,731	56,766,141

	16,656,683	128,975,839	24,143,652	176,038,704

Shares repurchased	(12,151,516)	(93,824,445)	(32,947,995)	(239,860,126)

Net increase (decrease)	4,505,167	$35,151,394	(8,804,343)	$(63,821,422)

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	320,885	$2,491,261	1,363,615	$10,067,495

Shares issued in connection with
reinvestment of distributions	111,161	855,365	311,974	2,260,394

	432,046	3,346,626	1,675,589	12,327,889

Shares repurchased	(1,325,109)	(10,251,059)	(5,932,555)	(43,107,472)

Net decrease	(893,063)	$(6,904,433)	(4,256,966)	$(30,779,583)

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	734,560	$5,682,565	1,219,229	$8,900,797

Shares issued in connection with
reinvestment of distributions	114,162	874,398	218,598	1,580,863

	848,722	6,556,963	1,437,827	10,481,660

Shares repurchased	(471,041)	(3,611,856)	(1,451,508)	(10,469,845)

Net increase (decrease)	377,681	$2,945,107	(13,681)	$11,815

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	238,301	$1,842,662	1,529,701	$11,393,027

Shares issued in connection with
reinvestment of distributions	75,032	579,480	114,195	830,139

	313,333	2,422,142	1,643,896	12,223,166

Shares repurchased	(199,783)	(1,552,443)	(1,604,675)	(11,668,101)

Net increase	113,550	$869,699	39,221	$555,065

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	400,294	$3,064,212	597,409	$4,298,248

Shares issued in connection with
reinvestment of distributions	24,495	186,229	34,174	246,140

	424,789	3,250,441	631,583	4,544,388

Shares repurchased	(196,405)	(1,500,922)	(282,137)	(2,033,142)

Net increase	228,384	$1,749,519	349,446	$2,511,246

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,679,048	$96,274,646	13,821,378	$100,563,899

Shares issued in connection with
reinvestment of distributions	607,758	4,630,734	719,317	5,192,751

	13,286,806	100,905,380	14,540,695	105,756,650

Shares repurchased	(4,252,996)	(32,282,139)	(7,369,113)	(53,872,478)

Net increase	9,033,810	$68,623,241	7,171,582	$51,884,172

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$16,962	Payables	$47,657

Equity contracts	Investments	430,891	Payables	—

Total		$447,853		$47,657

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$611,806	$611,806

Foreign exchange
contracts	—	(482,755)	—	$(482,755)

Equity contracts	88,795	—	—	$88,795

Total	$88,795	$(482,755)	$611,806	$217,846

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(569,173)	$(569,173)

Equity contracts	109,901	—	$109,901

Total	$109,901	$(569,173)	$(459,272)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $27,934 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $299,216,560 and $282,486,243, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $333,333, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Axcan Intermediate Holdings, Inc.	$333,333

Note 9: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	Income	Value

Bohai Bay Litigation,
LLC Escrow	$—	$—	$—	$12,165

Totals	$—	$—	$—	$12,165

Market values are shown for those securities affiliated at the close of the reporting period.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Francis J. McNamara, III
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	President
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President
Executive Vice President,
Marketing Services	Principal Executive	Judith Cohen
Putnam Retail Management	Officer, Treasurer and	Vice President, Clerk and
One Post Office Square	Compliance Liaison	Assistant Treasurer
Boston, MA 02109
	Steven D. Krichmar	Michael Higgins
Custodian	Vice President and	Vice President, Senior Associate
State Street Bank	Principal Financial Officer	Treasurer and Assistant Clerk
and Trust Company
	Janet C. Smith	Nancy E. Florek
Legal Counsel	Vice President, Assistant	Vice President, Assistant Clerk,
Ropes & Gray LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
John A. Hill, Chairman	Beth S. Mazor	Susan G. Malloy
Jameson A. Baxter,	Vice President	Vice President and
Vice Chairman		Assistant Treasurer
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
Paul L. Joskow
Kenneth R. Leibler

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA034
266553 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011